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Exhibit 99.2

        Presentation at Howe Barnes Annual Community Banking Conference

Slide 1:	Introduction slide. Gold Banc, More Than Money®, June 13, 2002, Howe Barnes Investments, Inc., 7th Annual Community Bank Conference.
Slide 2:	Management Introductions of Michael W. Gullion, Chairman and Chief Executive Officer, and Malcolm A. Aslin, President and Chief Operating Officer.
Slide 3:
Gold Banc Markets. Gold Banks hold a four state presence within Kansas, Missouri, Oklahoma and Florida. Kansas accounts for 22 locations and $1.510 Billion of total assets, Missouri 4 locations and $.220 Billion of total assets, Oklahoma 18 locations and $.938 Billion of total assets and Florida 9 locations with $.587 Billion of total assets. The assets total $3.235 Billion dollars with 53 locations.
Slide 4:	Gold Banc MSA's: Kansas City, Oklahoma City, Tulsa and Bradenton/Sarasota, Florida. These represent approximately 65% of assets.
Slide 5:	Community Bank Leadership, "Wired to the Community"
Slide 6:	"Our Style": Building Successful Communities
Slide 7:	"Our Strategy": Commercial Banking and Wealth Management
Slide 8:	Community Partnership showing Johnson County Community College (JCCC), the third largest college in Kansas.
Slide 9:	Community Partnership showing Gold Bank, More Than Money® at Kansas Speedway
Slide 10:	Community Partnership showing Gold Bank, More Than Money® at Kansas City Royals Kaufman Stadium.
Slide 11:	Our Banking Model
Slide 12:
Gold Bank, Kansas, Asset Growth from Dec. 1999 through Mar. 2002.
Reported in Millions:
        Dec. 1999:        $1,104
        June 2000:        $1,323
        Dec. 2000:        $1,346
        June 2001:        $1,393
        Dec. 2001:        $1,535
        Mar. 2002:        $1,733
Million Assets per FTE: Dec.99: $2.6, Jun.00: $3.8, Dec.00: $4.5, Jun.01: $4.3, Dec.01: $4.4, Mar.02: $4.8
Slide 13:
Top 25 Area Commercial Lending Banks (ranked by total commercial loans through Dec. 31, 2001) from the Kansas City Business Journal dated February 1 - 7, 2002, shows Gold Bank of Leawood, Kansas ranked 3rd.

Slide 14:	Market Share in Key Areas. (State of Kansas).
Top 10 Commercial Bank Deposit Market Share State of Kansas (Dollars in thousands)
Holding Company Name		Br.	Deposits June-01	Market Share June-01
1.	Bank of America Corp.	61	2,547,745	6.27%
2.	Commerce Bancshares Inc.	66	1,762,552	4.34%
3.	Intrust Financial Corp.	44	1,737,677	4.27%
4.	Valley View Bancshares, Inc.	22	1,337,031	3.29%
5.	U.S. Bancorp	30	1,105,252	2.72%
6.	First National of Nebraska	7	955,979	2.35%
7.	UMB Financial Corp.	33	855,907	2.11%
8.	Gold Banc Corp.	17	829,525	2.04%
9.	Empire Financial Corporation	23	661,497	1.63%
10.	Sunflower Banks, Inc.	22	577,011	1.42%
Slide 15:	Gold Bank, Kansas, Historical Key Ratios.
        ROA:        1999: 1.19%    2000: 1.25%    2001: 1.62%
        ROE:        1999: 12.03%    2000: 13.80%    2001: 17.72%
*Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 16:	Gold Bank, Kansas, Historical Key Ratios. Efficiency: 1999: 56.92% 2000: 51.19% 2001: 49.61% *Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 17:
Gold Bank, Oklahoma, Asset Growth from Dec. 1999 through Mar. 2002.
Reported in Millions:
        Dec. 1999:    $798
        June 2000:    $844
        Dec. 2000:    $871
        June 2001:    $892
        Dec. 2001:    $905
        Mar. 2002:    $938
Million Assets per FTE:Dec.99: $2.8 Jun.00: $2.7, Dec.00: $3.1, Jun.01: $3.4, Dec.01: $3.7, Mar. 02: $3.9.

Slide 18:	Market Share in Key Areas. (State of Oklahoma).
Top 10 Commercial Bank Deposit Market Share State of Oklahoma (Dollars in thousands)
Holding Company Name		Br.	Deposits June-01	Market Share June-01
1.	BOK Financial Corp.	63	4,703,448	11.94%
2.	BancFirst Corp.	58	2,384,744	6.05%
3.	Bank One Corp.	34	1,997,907	5.07%
4.	Bank of America Corp.	41	1,996,972	5.07%
5.	Local Financial Corp.	52	1,794,578	4.55%
6.	Arvest Bank Group Inc.	57	1,613,073	4.09%
7.	Southwest Bancorp Inc.	5	912,813	2.32%
8.	F & M Bancorporation	6	753,167	1.91%
9.	Durant Bancorp, Incorporated	16	721,074	1.83%
10.	Gold Banc Corp.	17	673,950	1.71%
Slide 19:
Gold Bank, Oklahoma, Historical Key Ratios.
        ROA:        1999:  1.01%    2000:  1.25%    2001: 0.48%
        ROE:        1999: 12.03%    2000: 13.43%    2001: 7.92%
*Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 20:	Gold Bank, Oklahoma, Historical Key Ratios. Efficiency: 1999: 57.92% 2000: 55.40% 2001: 53.62% *Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 21:
American Bank, Florida. A Gold Bank. Asset Growth from Dec. 1999 through Dec. 2001.
(Reported in Millions)
        Dec. 1999:    $458
        June 2000:    $468
        Dec. 2000:    $492
        June 2001:    $572
        Dec. 2001:    $554
        Mar. 2002:    $626
Million Assets per FTE: Dec. 99: $2.3, Jun.00: $2.7, Dec.00: $3.5, Jun.01: $4.2, Dec.01: $3.8, Mar. 02: $4.6

Slide 22:	Market Share in Key Areas. (State of Florida).
Top 10 Commercial Bank Deposit Market Share Manatee County, FL (Dollars in thousands)
Holding Company Name		Br.	Deposits June-01	Market Share June-01
1.	Bank of America Corp.	17	892,327	28.97%
2.	Gold Banc Corp.	5	272,846	8.86%
3.	SouthTrust Corp.	7	239,087	7.76%
4.	SunTrust Banks Inc.	11	203,780	6.62%
5.	Wachovia Corp.	9	199,327	6.47%
6.	Republic Bancshares Inc.	7	184,457	5.99%
7.	First National Bancshares Inc.	5	164,896	5.35%
8.	Regions Financial Corp.	4	145,911	4.74%
9.	Community Bank of Manatee	2	71,124	2.31%
10.	Coast Bank of Florida	1	69,078	2.24%
Slide 23:
American Bank, Florida. A Gold Bank.** Historical Key Ratios.
        ROA:        1999: 0.73%    2000:  1.00%    2001:  1.14%
        ROE:        1999: 9.04%    2000: 12.30%    2001: 16.09%
*Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 24:	American Bank, Florida. A Gold Bank.** Historical Key Ratios. Efficiency: 1999: 71.73% 2000: 62.60% 2001: 60.16% *Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 25:	Our Strategy: Wealth Management. Gold Banc, More Than Money®.
Slide 26:	Wealth Management at Gold consists of: Investment Advisory, Trust and Capital Management
Slide 27:	Wealth Management Strategies: Assist individual and institutional customers to build, preserve and /or transfer wealth
Slide 28:	Growing Trust Assets. Assets under management: 1998: $254 Million 1999: $310 Million 2000: $397 Million 2001: $474 Million Mar. 02: $505 Million
Slide 29:	Wealth Management: Net income exceeding $1.2 million in 2001, represented 20% of Non-interest income in 2001
Slide 30:	Wealth Management Goals: $1 Billion under management by 12-31-03 and achieve an annualized internal growth of 25%.
Slide 31:	Wealth Management: On January 2, 2002 Gold launched two new mutual funds: the Gold Bank Money Market Fund and the Gold Bank Equity Fund. 1st Quarter 4.7% Return.

Slide 32:	Financial Performance. "We are building America's Premier Community Bank"
Slide 33:	Growing Total Assets. (as reported, before pooling restatements) In Millions: 1997: $515 1998: $1,111 1999: $1,407 2000: $2,718 2001: $3,016 Mar. 02: $3,235
Slide 34:	Comparable Group Analysis—5 year Compound Annual Growth of Total Assets: In Percent: GLDB: 36.67% Peer: 15.53% High Performing: 10.25%
Slide 35:
Industry Snapshot from American Banker dated January 2, 2002, shows Gold Banc Corporation, Inc. of Leawood, Kansas ranked 98 for "Top Bank Holding Companies in Domestic Commercial and Industrial Loans as of June 30, 2001.
Slide 36:
Growing Earnings Per Share (as reported, before pooling restatements)
1997:    $0.39 9,725 shares (Million)
1998:    $0.55 16,707 shares (")
1999:    $0.75 17,237 shares (")
2000:    $0.65 37,653 shares (")
2001:    $0.69 35,520 shares (")
Mar. 02:    $0.18 33,682 shares (") Consensus for 2002: $.82
Concensus for 2003: $1.02
Note: 1999 & 2000 EPS use recurring income, without one-time charges
Slide 37:
Building Return on Equity (as reported, before pooling restatements)
Dec. 1997:        Gold:      9.26%        Peer:    13.27%
Dec. 1998:        Gold:    11.59%        Peer:    13.02%
Dec. 1999:        Gold:    14.63%        Peer:    13.75%
Dec. 2000:        Gold:    14.36%        Peer:    14.81%
Dec. 2001:        Gold:    14.38%        Peer:    13.86%
Mar. 2002:        Gold:    14.59%        Peer:    13.86%
Note: 1999 & 2000 ROE uses recurring income, without one-time charges
Slide 38:
Increasing Net Income (as reported, before pooling restatements)
Reported in Millions.
        1997:    $3.7
        1998:    $9.1
        1999:    $12.9
        2000:    $24.1
        2001:    $24.4
        Mar. 02:    $6.0
Note: 1999 & 2000 earnings are recurring income, without one-time charges

Slide 39:	Interest Margin Mar.2001: 3.68% Jun.2001: 3.35% Sep.2001: 3.20% Dec.2001: 3.64% Mar.2002: 3.44%
Slide 40:
Developing Fee Income: Fee Income to Net Interest Income (as reported, before pooling restatements)
        1997:            Gold:    19.8%        Peer:    20.8%
        1998:            Gold:    22.5%        Peer:    23.7%
        1999:            Gold:    32.1%        Peer:    24.7%
        2000:            Gold:    28.9%        Peer:    26.8%
        2001:            Gold:    50.6%        Peer:    28.7%
        Mar.02:        Gold:    57.3%        Peer:    29.0%
Peer group is all publicly traded commercial banks $1 billion to $5 billion in assets

Slide 41:	Cultivating Business Relationships. (as reported, before pooling restatements)
In Millions: Dec. 1997:
Real Estate:	$196.716
Commercial:	$88.728
Agricultural:	$36.856
Consumer:	$24.007

Total:	$346.307
Dec. 1998:
Real Estate:	$408.193
Commercial:	$191.325
Agricultural:	$54.698
Consumer:	$79.9

Total:	$734.116
Dec. 1999:
Real Estate:	$525.218
Commercial:	$302.451
Agricultural:	$51.695
Consumer:	$66.885

Total:	$946.249
Dec. 2000:
Real Estate:	$957
Commercial:	$535.258
Agricultural:	$202.714
Consumer:	$116.879

Total:	$1811.851
Dec. 2001:
Real Estate:	$1212.479
Commercial:	$629.572
Agricultural:	$196.612
Consumer:	$112.407

Total:	$2151.07
Mar. 2002:
Real Estate:	$1,411.910
Commercial:	$654.574
Agricultural:	$146.142
Consumer:	$132.374

Total:	$2344.990
Total share of business relationships Mar. 2002: Real Estate 58%, Commercial 28%, Agricultural 8%, Consumer 6%

Slide 42:	Real Estate Loans at March 31, 2002 (represents 58% of total loans) In Millions:
	Mar 31, 2002:
	Commercial:	$741.7
	Const/Dev:	$230.1
	Agricultural:	$99.4
	1-4 Family:	$340.7
Slide 43:	Building Our Deposit Base (as reported, before pooling restatements) (in Millions):
	Dec. 97:
	Non-Interest Bearing Accounts:	$37.495
	Savings and NOW Accounts:	$149.943
	Time Accounts < $100,000:	$189.972
	Time Accounts > $100,000:	$41.729
	Dec. 98:
	Non-Interest Bearing Accounts:	$101.287
	Savings and NOW Accounts:	$305.065
	Time Accounts < $100,000:	$406.087
	Time Accounts > $100,000:	$114.248
	Dec. 99:
	Non-Interest Bearing Accounts:	$130.875
	Savings and NOW Accounts:	$339.63
	Time Accounts < $100,000:	$475.535
	Time Accounts > $100,000:	$140.497
	Dec. 00:
	Non-Interest Bearing Accounts:	$254.773
	Savings and NOW Accounts:	$606.879
	Time Accounts < $100,000:	$860.49
	Time Accounts > $100,000:	$291.39
	Dec. 01:
	Non-Interest Bearing Accounts:	$214.102
	Savings and NOW Accounts:	$778.035
	Time Accounts < $100,000:	$746.808
	Time Accounts > $100,000:	$425.171

	Total:	$2,164.11
	Mar. 02:
	Non-Interest Bearing Accounts:	$266.102
	Savings and NOW Accounts:	$768.958
	Time Accounts < $100,000:	$871.133
	Time Accounts > $100,000:	$473.442

	Total:	$2,380.331
Time Accounts > $100,000: 20%, Time Accounts < $100,000: 37%, Savings and NOW accounts: 32%, and Non-Interest Bearing accounts: 11%

Slide 44:	Safe Guarding Asset Quality: Non-Performing Assets* Figures in Thousands:
	Mar.2001:
	Kansas:	$5,405
	FL:	$763
	OK:	$16,358
	Jun.2001:
	Kansas:	$7,459
	FL:	$1,393
	OK:	$12,194
	Sep.2001:
	Kansas:	$10,621
	FL:	$1,176
	OK:	$13,195
	Dec.2001:
	Kansas:	$10,618
	FL:	$1,174
	OK:	$15,584
	Mar.2002:
	Kansas:	$8,462
	FL:	$632
	OK:	$15,836
	Mar. 2002 total non-performing loans: $24,930 *Non-performing loans include 30-89 days past due, loans 90 days past due and still accruing, non-accrual loans and OREO.
Slide 45:	Gold Banc Asset Quality. Charge offs as a % of loans.
	Dec.97:
	Gold:	0.03%
	Peer:	0.23%
	Dec.98:
	Gold:	0.12%
	Peer:	0.26%
	Dec.99:
	Gold:	0.24%
	Peer:	0.22%
	Dec.00:
	Gold:	0.33%
	Peer:	0.21%
	Dec.01:
	Gold:	0.71%
	Peer:	0.43%
	Mar.02:
	Gold:	0.13%
	Peer:	0.43%
Slide 46:	Our Future

Slide 47:	Priorities, Grow Metro Markets, Reduce Non-performing loans, Improve Net Interest Margin and Improve Financial Performance
Slide 48:	Key Financial Targets, Double Digit Annual EPS Growth, Return on Equity above 15% and Efficiency Ratio below 60%
Slide 49:	Q&A
Slide 50:	Forward Looking Information

        The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame; (2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.

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  Exhibit 99.2